EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2011 Earnings

SAN RAFAEL, Calif., Oct. 19, 2011 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, today reported net income for the third quarter 2011 of $22.4 million and diluted earnings per common share ("EPS") of $0.79. Third quarter 2011 net income represents an annualized return on average shareholders' equity of 16.4 percent.

"We are pleased to be generating relatively high returns for our shareholders under current economic and operating conditions. With low interest rates and increasing government regulations, Westamerica is focused on managing our operating expenses. Our third quarter 2011 core operating expenses declined $800 thousand from the prior quarter due in part to reduced expenses for managing problem assets. We experienced continuing improvement in our credit quality with nonperforming assets declining 13 percent from June 30, 2011 to September 30, 2011, and the annualized rate of loan losses declining to 0.60 percent during the third quarter 2011," said Chairman, President, and CEO David Payne. "Westamerica's strong and reliable quarterly earnings were used to pay shareholders $10.3 million in dividends, retire $10 million in high-coupon trust-preferred debt, and repurchase and retire 316 thousand shares of common stock. Westamerica's capital levels remain robust with a total regulatory capital ratio of 15.6 percent at September 30, 2011," added Payne.

Net interest income on a fully taxable equivalent basis was $54.7 million for the third quarter 2011 compared to $56.7 million for the third quarter 2010. The change in net interest income is due to a reduction in the net interest margin. Yields on interest-earning assets have declined due to relatively low interest rates prevailing in the market. Economic conditions, deleveraging by businesses and individuals, and competitive pricing conditions have reduced loan volumes, placing greater reliance on lower-yielding investment securities. Rates on interest-bearing deposits and borrowings have declined to offset some of the decline in asset yields. The third quarter 2011 net interest margin on a fully taxable equivalent basis was 5.32 percent, compared to 5.54 percent for the third quarter 2010.

The provision for loan losses was $2.8 million for the third quarter 2011, unchanged from the prior quarter and third quarter 2010. Third quarter 2011 net loan losses totaled $2.9 million, or 0.60 percent (annualized) of average originated loans. The comparable net loan loss rate was 0.83 percent for both the prior quarter and third quarter 2010. At September 30, 2011, the $32.9 million reserve for loan losses represented 182 percent of nonperforming originated loans.

Noninterest income for the third quarter 2011 was $15.2 million compared to $15.3 million for the prior quarter and $15.1 million for the third quarter 2010.

Noninterest expense for the third quarter 2011 totaled $31.4 million, compared to $34.3 million in the second quarter 2011. Second quarter 2011 expenses included a $2.1 million settlement charge. Third quarter 2011 operating expenses for professional fees, foreclosed loan collateral, and personnel declined from second quarter 2011 levels.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California. At September 30, 2011, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, Westamerica Bancorporation's total regulatory capital ratio was 15.6 percent, and Westamerica Bank's total regulatory capital ratio was 15.7 percent. At September 30, 2011, the Company's assets totaled $5.0 billion and loans outstanding totaled $2.6 billion.

Westamerica Bancorporation Web Address: www.westamerica.com

The Westamerica Bancorporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=3638

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2010 filed on Form 10-K and quarterly report for the quarter ended June 30, 2011 filed on Form 10-Q, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 19, 2011
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2011

1. Net Income Summary.
	(in thousands except per-share amounts)
	Q3'11	Q3'10	% Change	Q2'11

Net Interest Income (FTE)	$54,675	$56,669	-3.5%	$55,837
Provision for Loan Losses	2,800	2,800	0.0%	2,800
Total Noninterest Income	15,205	15,071	0.9%	15,292
Noninterest Expense:
Settlements	--	--	n/m	2,100
Other	31,383	31,508	-0.4%	32,209
Total Noninterest Expense	31,383	31,508	-0.4%	34,309
Income Before Taxes (FTE)	35,697	37,432	-4.6%	34,020
Income Tax Provision (FTE)	13,265	13,723	-3.3%	12,751
Net Income	$22,432	$23,709	-5.4%	$21,269

Average Common Shares Outstanding	28,433	29,127	-2.4%	28,771
Diluted Average Common Shares	28,498	29,385	-3.0%	28,923

Operating Ratios:
Basic Earnings Per Common Share	$0.79	$0.81	-2.5%	$0.74
Diluted Earnings Per Common Share	0.79	0.81	-2.5%	0.74
Return On Assets (a)	1.81%	1.95%		1.73%
Return On Common Equity (a)	16.4%	17.9%		15.6%
Net Interest Margin (FTE) (a)	5.32%	5.54%		5.38%
Efficiency Ratio (FTE)	44.9%	43.9%		48.2%

Dividends Paid Per Common Share	$0.36	$0.36	0.0%	$0.36
Common Dividend Payout Ratio	46%	44%		49%

(FTE) Fully Taxable Equivalent
(a) Annualized
	9/30'11YTD	9/30'10YTD	% Change

Net Interest Income (FTE)	$165,506	$170,271	-2.8%
Provision for Loan Losses	8,400	8,400	0.0%
Noninterest Income	45,239	46,311	-2.3%
Noninterest Expense:
Settlements	2,100	23	n/m
Other	94,914	95,612	-0.7%
Total Noninterest Expense	97,014	95,635	1.4%
Income Before Taxes (FTE)	105,331	112,547	-6.4%
Income Tax Provision (FTE)	39,248	41,701	-5.9%
Net Income	$66,083	$70,846	-6.7%

Average Common Shares Outstanding	28,739	29,187	-1.5%
Diluted Average Common Shares	28,879	29,515	-2.2%

Operating Ratios:
Basic Earnings Per Common Share	$2.30	$2.43	-5.3%
Diluted Earnings Per Common Share	2.29	2.40	-4.6%
Return On Assets (a)	1.79%	1.98%
Return On Common Equity (a)	16.2%	18.3%
Net Interest Margin (FTE) (a)	5.35%	5.59%
Efficiency Ratio (FTE)	46.0%	44.2%

Dividends Paid Per Common Share	$1.08	$1.08	0.0%
Common Dividend Payout Ratio	47%	45%

(a) Annualized

2. Net Interest Income.
	(dollars in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Interest and Fee Income (FTE)	$56,746	$59,765	-5.1%	$57,990
Interest Expense	2,071	3,096	-33.1%	2,153
Net Interest Income (FTE)	$54,675	$56,669	-3.5%	$55,837

Average Earning Assets	$4,093,020	$4,068,561	0.6%	$4,156,226
Average Interest--
Bearing Liabilities	2,822,805	2,830,355	-0.3%	2,854,427

Yield on Earning Assets (FTE) (a)	5.52%	5.84%		5.59%
Cost of Funds (a)	0.20%	0.30%		0.21%
Net Interest Margin (FTE) (a)	5.32%	5.54%		5.38%
Interest Expense/
Interest-Bearing Liabilities (a)	0.29%	0.43%		0.30%
Net Interest Spread (FTE) (a)	5.23%	5.41%		5.29%

	9/30'11YTD	9/30'10YTD	% Change

Interest and Fee Income (FTE)	$172,033	$180,046	-4.5%
Interest Expense	6,527	9,775	-33.2%
Net Interest Income (FTE)	$165,506	$170,271	-2.8%

Average Earning Assets	$4,133,898	$4,071,089	1.5%
Average Interest--
Bearing Liabilities	2,849,123	2,810,261	1.4%

Yield on Earning Assets (FTE) (a)	5.56%	5.91%
Cost of Funds (a)	0.21%	0.32%
Net Interest Margin (FTE) (a)	5.35%	5.59%
Interest Expense/
Interest-Bearing Liabilities (a)	0.31%	0.46%
Net Interest Spread (FTE) (a)	5.25%	5.45%

(a) Annualized

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Total Assets	$4,920,482	$4,835,357	1.8%	$4,927,849
Total Earning Assets	4,093,020	4,068,561	0.6%	4,156,226
Total Loans	2,691,085	2,937,501	-8.4%	2,801,094
Commercial Loans	610,863	772,997	-21.0%	674,441
Commercial RE Loans	1,185,692	1,234,475	-4.0%	1,222,393
Consumer Loans	894,530	930,029	-3.8%	904,260
Total Investment Securities	1,401,935	1,131,060	23.9%	1,355,132
Available For Sale (Market)	705,686	489,581	44.1%	739,211
Held To Maturity	696,249	641,479	8.5%	615,921
Unrealized Gain	22,424	24,044	n/m	17,874

Loans/Deposits	64.8%	73.8%		67.6%

	9/30'11YTD	9/30'10YTD	% Change

Total Assets	$4,929,701	$4,793,266	2.8%
Total Earning Assets	4,133,898	4,071,089	1.5%
Total Loans	2,786,838	2,952,665	-5.6%
Commercial Loans	666,050	780,935	-14.7%
Commercial RE Loans	1,219,657	1,232,406	-1.0%
Consumer Loans	901,131	939,324	-4.1%
Total Investment Securities	1,347,060	1,118,424	20.4%
Available For Sale (Market)	716,823	443,263	61.7%
Held To Maturity	630,237	675,161	-6.7%
Unrealized Gain	22,424	24,044	n/m

Loans/Deposits	67.2%	74.9%

4. Deposits & Other Interest-Bearing Liabilities.
	(average volume, dollars in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Total Deposits	$4,155,812	$3,981,437	4.4%	$4,143,749
Noninterest Demand	1,494,773	1,417,638	5.4%	1,466,754
Interest Bearing Transaction	707,328	678,524	4.2%	703,907
Savings	1,119,360	993,934	12.6%	1,111,606
Time greater than $100K	530,583	549,459	-3.4%	543,247
Time less than $100K	303,768	341,882	-11.1%	318,235
Total Short-Term Borrowings	105,382	203,841	-48.3%	103,177
Federal Home Loan Bank Advances	35,309	36,298	-2.7%	48,248
Long-Term Debt	21,075	26,417	-20.2%	26,007
Shareholders' Equity	541,369	525,630	3.0%	545,637

Demand Deposits/
Total Deposits	36.0%	35.6%		35.4%
Transaction & Savings
Deposits / Total Deposits	79.9%	77.6%		79.2%

	9/30'11YTD	9/30'10YTD	% Change

Total Deposits	$4,146,183	$3,944,231	5.1%
Noninterest Demand	1,474,983	1,394,033	5.8%
Interest Bearing Transaction	709,083	669,053	6.0%
Savings	1,102,879	971,368	13.5%
Time greater than $100K	540,625	548,848	-1.5%
Time less than $100K	318,613	360,929	-11.7%
Total Short-Term Borrowings	106,449	209,846	-49.3%
Federal Home Loan Bank Advances	47,027	23,767	97.9%
Long-Term Debt	24,447	26,450	-7.6%
Shareholders' Equity	544,056	517,121	5.2%

Demand Deposits/
Total Deposits	35.6%	35.3%
Transaction & Savings
Deposits / Total Deposits	79.3%	76.9%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
		Q3'11
	Average Volume	Income/ Expense	Yield (a) / Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,020	$56,746	5.52%
Total Loans (FTE)	2,691,085	40,689	6.00%
Commercial Loans (FTE)	610,863	10,243	6.65%
Commercial RE Loans	1,185,692	19,557	6.54%
Consumer Loans	894,530	10,889	4.83%
Total Investments (FTE)	1,401,935	16,057	4.58%

Interest Expense Paid
Total Earning Assets	4,093,020	2,071	0.20%
Total Interest-Bearing Liabilities	2,822,805	2,071	0.29%
Total Interest-Bearing Deposits	2,661,039	1,677	0.25%
Interest-Bearing Transaction	707,328	191	0.11%
Savings	1,119,360	406	0.14%
Time less than $100K	303,768	556	0.73%
Time greater than $100K	530,583	524	0.39%
Total Short-Term Borrowings	105,382	76	0.29%
Federal Home Loan Bank Advances	35,309	118	1.34%
Long-Term Debt	21,075	200	3.80%

Net Interest Income and
Margin (FTE)		$54,675	5.32%

(a) Annualized
		Q3'10
	Average Volume	Income/ Expense	Yield (a) / Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,068,561	$59,765	5.84%
Total Loans (FTE)	2,937,501	45,382	6.13%
Commercial Loans (FTE)	772,997	12,265	6.29%
Commercial RE Loans	1,234,475	20,696	6.65%
Consumer Loans	930,029	12,421	5.30%
Total Investments (FTE)	1,131,060	14,383	5.09%

Interest Expense Paid
Total Earning Assets	4,068,561	3,096	0.30%
Total Interest-Bearing Liabilities	2,830,355	3,096	0.43%
Total Interest-Bearing Deposits	2,563,799	2,047	0.32%
Interest-Bearing Transaction	678,524	226	0.13%
Savings	993,934	666	0.27%
Time less than $100K	341,882	357	0.41%
Time greater than $100K	549,459	798	0.58%
Total Short-Term Borrowings	203,841	511	0.98%
Federal Home Loan Bank Advances	36,298	113	1.22%
Long-Term Debt	26,417	425	6.43%

Net Interest Income and
Margin (FTE)		$56,669	5.54%

(a) Annualized

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
	Q3'11	Q3'10	% Change	Q2'11

Service Charges on Deposits	$7,430	$8,162	-9.0%	$7,577
Merchant Processing Services	2,358	2,234	5.6%	2,391
Debit Card Fees	1,269	1,259	0.8%	1,283
ATM Processing Fees	980	1,004	-2.5%	997
Trust Fees	432	429	0.9%	482
Financial Services Commissions	111	211	-47.5%	117
Other Income	2,625	1,772	48.2%	2,445
Total Noninterest Income	$15,205	$15,071	0.9%	$15,292

Total Revenue (FTE)	$69,880	$71,740	-2.6%	$71,129
Noninterest Income/Revenue (FTE)	21.8%	21.0%		21.5%
Service Charges/Avg. Deposits (a)	0.71%	0.81%		0.73%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.75	$9.77	-0.2%	$9.92

	9/30'11YTD	9/30'10YTD	% Change

Service Charges on Deposits	$22,529	$25,533	-11.8%
Merchant Processing Services	6,921	6,631	4.4%
Debit Card Fees	3,752	3,678	2.0%
ATM Processing Fees	2,911	2,917	-0.2%
Trust Fees	1,407	1,257	11.9%
Financial Services Commissions	257	583	-55.9%
Other Income	7,462	5,712	30.6%
Total Noninterest Income	$45,239	$46,311	-2.3%

Total Revenue (FTE)	$210,745	$216,582	-2.7%
Noninterest Income/Revenue (FTE)	21.5%	21.4%
Service Charges/Avg. Deposits (a)	0.73%	0.87%
Total Revenues (FTE) Per Avg.
Common Share (a)	$9.80	$9.92	-1.2%

(a) Annualized

7. Noninterest Expense.
	(dollars in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Salaries & Benefits	$14,401	$15,481	-7.0%	$14,913
Occupancy	4,010	3,962	1.2%	4,050
Outsourced Data Processing	2,165	2,187	-1.0%	2,122
Settlements	--	--	n/m	2,100
Amortization of
Identifiable Intangibles	1,477	1,573	-6.1%	1,480
Professional Fees	1,185	950	24.7%	1,453
Equipment	943	1,067	-11.6%	1,038
Other Real Estate Owned	700	188	n/m	990
Courier Service	840	826	1.6%	852
Deposit Insurance Assessment	740	1,268	-41.6%	740
Loan Expense	578	354	63.0%	544
Telephone	422	346	21.9%	428
Postage	353	322	9.5%	363
Operational Losses	226	237	-4.6%	341
Stationery & Supplies	272	276	-1.1%	323
Other Operating	3,071	2,471	24.3%	2,572
Total Noninterest Expense	$31,383	$31,508	-0.4%	$34,309

Noninterest Expense/
Avg. Earning Assets (a)	3.04%	3.07%		3.31%
Noninterest Expense/Revenues (FTE)	44.9%	43.9%		48.2%

	9/30'11YTD	9/30'10YTD	% Change

Salaries & Benefits	$44,388	$46,849	-5.3%
Occupancy	12,085	11,561	4.5%
Outsourced Data Processing	6,743	6,629	1.7%
Settlements	2,100	23	n/m
Amortization of
Identifiable Intangibles	4,505	4,711	-4.4%
Professional Fees	3,489	2,480	40.7%
Equipment	2,915	3,234	-9.9%
Other Real Estate Owned	1,835	653	181.2%
Courier Service	2,535	2,636	-3.8%
Deposit Insurance Assessment	2,700	3,848	-29.8%
Loan Expense	1,515	1,248	21.5%
Telephone	1,285	1,141	12.6%
Postage	1,083	1,251	-13.4%
Operational Losses	815	615	32.5%
Stationery & Supplies	919	956	-3.9%
Other Operating	8,102	7,800	3.9%
Total Noninterest Expense	$97,014	$95,635	1.4%

Noninterest Expense/
Avg. Earning Assets (a)	3.14%	3.14%
Noninterest Expense/Revenues (FTE)	46.0%	44.2%

(a) Annualized

8. Provision for Loan Losses.
	(dollars in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Average Total Loans	$2,691,085	$2,937,501	-8.4%	$2,801,094
Avg. Total Purchased
Covered Loans (1)	596,072	743,126	-19.8%	644,555
Avg. Total Purchased
Non-Covered Loans (2)	151,634	97,438	n/m	178,384
Avg. Total Originated Loans	1,943,379	2,096,937	-7.3%	1,978,155

Provision for Loan Losses	$2,800	$2,800	0.0%	$2,800
Gross Loan Losses	3,652	5,216	-30.0%	5,221
Net Loan Losses	2,915	4,387	-33.6%	4,113
Recoveries/Gross Losses	20%	16%		21%
Net Loan Losses/Avg.
Originated Loans (a)	0.60%	0.83%		0.83%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.57%	0.53%		0.57%
Provision for Loan Losses/
Net Loan Losses	96.1%	63.8%		68.1%

	9/30'11YTD	9/30'10YTD	% Change

Average Total Loans	$2,786,838	$2,952,665	-5.6%
Avg. Total Purchased
Covered Loans (1)	638,189	787,142	-18.9%
Avg. Total Purchased
Non-Covered Loans (2)	174,333	32,836	n/m
Avg. Total Originated Loans	1,974,316	2,132,687	-7.4%

Provision for Loan Losses	$8,400	$8,400	0.0%
Gross Loan Losses	14,116	13,926	1.4%
Net Loan Losses	11,143	11,314	-1.5%
Recoveries/Gross Losses	21%	19%
Net Loan Losses/Avg.
Originated Loans (a)	0.75%	0.71%
Provision for Loan Losses/
Avg. Originated Loans (a)	0.57%	0.53%
Provision for Loan Losses/
Net Loan Losses	75.4%	74.2%

(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at
February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

9. Credit Quality.
	(dollars in thousands)
	9/30/11	9/30/10	% Change	6/30/11

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$12,063	$19,194	-37.2%	$16,038
Performing Nonaccrual	5,235	233	n/m	4,877
Total Nonaccrual Loans	17,298	19,427	-11.0%	20,915
90+ Days Past Due Accruing Loans	794	686	15.9%	555
Total	18,092	20,113	-10.0%	21,470
Repossessed Loan Collateral	14,939	19,285	-22.5%	10,824
Total Originated
Nonperforming Assets	33,031	39,398	-16.2%	32,294

Nonperforming Purchased Covered Loans(1):
Nonperforming Nonaccrual	10,635	39,783	-73.3%	20,525
Performing Nonaccrual	5,386	12,388	-56.5%	7,066
Total Nonaccrual Loans	16,021	52,171	-69.3%	27,591
90+ Days Past Due Accruing Loans	279	4,078	-93.2%	472
Total	16,300	56,249	-71.0%	28,063
Repossessed Purchased Covered
Loan Collateral (1)	23,160	25,251	-8.3%	24,348
Total Nonperforming Purchased
Covered Assets (1)	39,460	81,500	-51.6%	52,411

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	18,502	18,304	1.1%	26,478
Performing Nonaccrual	7,039	19,554	-64.0%	6,973
Total Nonaccrual Loans	25,541	37,858	-32.5%	33,451
90+ Days Past Due Accruing Loans	--	--	n/m	159
Total	25,541	37,858	-32.5%	33,610
Repossessed Purchased Non-Covered
Loan Collateral (2)	9,732	2,916	233.8%	5,813
Total Nonperforming Purchased
Non-Covered Assets (2)	35,273	40,774	-13.5%	39,423

Total Nonperforming Assets	$107,764	$161,672	n/m	$124,128

Total Originated Loans Outstanding	$1,920,286	$2,077,915	-7.6%	$1,963,642
Total Purchased Covered
Loans Outstanding (1)	575,353	718,618	-19.9%	622,727
Total Purchased Non-Covered
Loans Outstanding (2)	139,200	212,318	-34.4%	164,844
Total Loans Outstanding	$2,634,839	$3,008,851	-12.4%	$2,751,213

Total Assets	$4,966,499	$4,977,871	-0.2%	$4,876,731

Originated Loans:
Allowance for Loan Losses	$32,893	$38,129	-13.7%	$33,008
Allowance/Originated Loans	1.71%	1.83%		1.68%
Nonperforming Originated Loans/
Total Originated Loans	0.94%	0.97%		1.09%
Allowance/Originated
Nonperforming Loans	182%	190%		154%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$48,965	$66,459		$55,527
Discount/Purchased Covered
Loans, gross	7.84%	8.47%		8.19%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	2.83%	7.83%		4.51%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$16,546	$36,935		$22,078
Discount/Purchased Non-Covered	10.62%	14.82%		11.81%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	18.35%	17.83%		20.39%

(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans and other real estate owned represent purchased assets recorded at estimated fair value at August 20, 2010, the date of purchase.

10. Capital.
	(in thousands, except per-share amounts)
	9/30/11	9/30/10	% Change	6/30/11

Shareholders' Equity	$553,988	$541,173	2.4%	$549,340
Tier I Regulatory Capital	403,287	399,781	0.9%	410,280
Total Regulatory Capital	440,186	437,615	0.6%	447,867

Total Assets	4,966,499	4,977,871	-0.2%	4,876,731
Risk-Adjusted Assets	2,812,934	2,941,691	-4.4%	2,814,031

Shareholders' Equity/
Total Assets	11.15%	10.87%		11.26%
Shareholders' Equity/
Total Loans	21.03%	17.99%		19.97%
Tier I Capital/Total Assets	8.12%	8.03%		8.41%
Tier I Capital/
Risk-Adjusted Assets	14.34%	13.59%		14.58%
Total Regulatory Capital/
Risk-Adjusted Assets	15.65%	14.88%		15.92%
Tangible Common Equity Ratio	8.35%	7.95%		8.39%
Common Shares Outstanding	28,301	29,118	-2.8%	28,540
Book Value Per Common Share	$19.57	$18.59	5.3%	$19.25
Market Value Per Common Share	$38.32	$54.49	-29.7%	$49.25

Share Repurchase Programs
	(shares in thousands)
	Q3'11	Q3'10	% Change	Q2'11

Total Shares Repurchased	316	97	n/m	401
Average Repurchase Price	$42.37	$52.08	-18.7%	$49.01
Net Shares Repurchased	239	1	n/m	380

	9/30'11YTD	9/30'10YTD	% Change

Total Shares Repurchased	955	405	n/m
Average Repurchase Price	$47.18	$54.99	-14.2%
Net Shares Repurchased	789	90	n/m

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
	9/30/11	9/30/10	% Change	6/30/11
Assets:
Cash and Money Market Assets	$459,754	$344,561	33.4%	$320,119

Investment Securities:
Available For Sale	683,640	569,511	20.0%	705,078
Held to Maturity	755,906	618,838	22.1%	669,452

Purchased Covered Loans (1)	575,353	718,618	-19.9%	622,727
Purchased Non-Covered Loans (2)	139,200	212,318	-34.4%	164,844
Originated Loans	1,920,286	2,077,915	-7.6%	1,963,642
Allowance For Loan Losses	(32,893)	(38,129)	-13.7%	(33,008)
Total Loans, net	2,601,946	2,970,722	-12.4%	2,718,205

Non-Covered Other Real Estate
Owned	24,671	22,201	11.1%	16,637
Covered Other Real Estate
Owned (1)	23,160	25,251	-8.3%	24,348
Premises and Equipment	36,098	36,271	-0.5%	35,015
Identifiable Intangibles	30,099	36,226	-16.9%	31,576
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	229,552	232,617	-1.3%	234,628

Total Assets	$4,966,499	$4,977,871	-0.2%	$4,876,731

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,527,030	$1,428,882	6.9%	$1,446,973
Interest-Bearing Transaction	701,323	689,372	1.7%	685,977
Savings	1,137,919	1,032,003	10.3%	1,106,872
Time	826,111	922,441	-10.4%	848,563
Total Deposits	4,192,383	4,072,698	2.9%	4,088,385

Short-Term Borrowed Funds	120,917	193,202	-37.4%	106,727
Federal Home Loan Bank Advances	26,078	66,934	n/m	46,351
Debt Financing and Notes Payable	15,000	26,396	-43.2%	25,853
Other Liabilities	58,133	77,468	-25.0%	60,075
Total Liabilities	4,412,511	4,436,698	-0.5%	4,327,391

Shareholders' Equity:
Common Equity:
Paid-In Capital	377,458	378,847	-0.4%	378,337
Accumulated Other
Comprehensive Income	10,795	7,238	n/m	8,251
Retained Earnings	165,735	155,088	6.9%	162,752
Total Shareholders' Equity	553,988	541,173	2.4%	549,340

Total Liabilities and
Shareholders' Equity	$4,966,499	$4,977,871	-0.2%	$4,876,731

(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
	Q3'11	Q3'10	% Change	Q2'11
Interest & Fee Income:
Loans	$39,899	$44,434	-10.2%	$41,272
Money Market Assets	--	1	n/m	--
Investment Securities:
Available for Sale	5,526	4,189	31.9%	5,684
Held to Maturity	6,551	6,579	-0.4%	6,132
Total Interest Income	51,976	55,203	-5.8%	53,088

Interest Expense:
Transaction Deposits	191	226	-15.5%	194
Savings Deposits	406	666	-39.0%	453
Time Deposits	1,080	1,155	-6.5%	1,130
Short-Term Borrowed Funds	76	511	-85.2%	47
Federal Home Loan Bank Advances	118	113	4.7%	128
Debt Financing and Notes Payable	200	425	-52.8%	201
Total Interest Expense	2,071	3,096	-33.1%	2,153

Net Interest Income	49,905	52,107	-4.2%	50,935

Provision for Loan Losses	2,800	2,800	0.0%	2,800

Noninterest Income:
Service Charges	7,430	8,162	-9.0%	7,577
Merchant Processing Services	2,358	2,234	5.6%	2,391
Debit Card Fees	1,269	1,259	0.8%	1,283
ATM Processing Fees	980	1,004	-2.5%	997
Trust Fees	432	429	0.9%	482
Financial Services Commissions	111	211	-47.5%	117
Other	2,625	1,772	48.2%	2,445
Total Noninterest Income	15,205	15,071	0.9%	15,292

Noninterest Expense:
Salaries and Benefits	14,401	15,481	-7.0%	14,913
Occupancy	4,010	3,962	1.2%	4,050
Outsourced Data Processing	2,165	2,187	-1.0%	2,122
Settlements	--	--	n/m	2,100
Amortization of Identifiable Intangibles	1,477	1,573	-6.1%	1,480
Professional Fees	1,185	950	24.7%	1,453
Equipment	943	1,067	-11.6%	1,038
Other Real Estate Owned	700	188	n/m	990
Courier Service	840	826	1.6%	852
Deposit Insurance Assessment	740	1,268	-41.6%	740
Other	4,922	4,006	22.9%	4,571
Total Noninterest Expense	31,383	31,508	-0.4%	34,309

Income Before Income Taxes	30,927	32,870	-5.9%	29,118
Income Tax Provision	8,495	9,161	-7.3%	7,849
Net Income	$22,432	$23,709	-5.4%	$21,269

Average Common Shares Outstanding	28,433	29,127	-2.4%	28,771
Diluted Common Shares Outstanding	28,498	29,385	-3.0%	28,923

Per Common Share Data:
Basic Earnings	$0.79	$0.81	-2.5%	$0.74
Diluted Earnings	0.79	0.81	-2.5%	0.74
Dividends Paid	0.36	0.36	0.0%	0.36

	9/30'11YTD	9/30'10YTD	% Change
Interest & Fee Income:
Loans	$122,534	$133,196	-8.0%
Money Market Assets	--	2	n/m
Investment Securities:
Available for Sale	16,428	12,110	35.7%
Held to Maturity	18,597	20,976	-11.3%
Total Interest Income	157,559	166,284	-5.2%

Interest Expense:
Transaction Deposits	583	661	-11.9%
Savings Deposits	1,332	2,064	-35.5%
Time Deposits	3,429	3,991	-14.1%
Short-Term Borrowed Funds	184	1,538	-88.0%
Federal Home Loan Bank Advances	398	249	n/m
Debt Financing and Notes Payable	601	1,272	-52.7%
Total Interest Expense	6,527	9,775	-33.2%

Net Interest Income	151,032	156,509	-3.5%

Provision for Loan Losses	8,400	8,400	0.0%

Noninterest Income:
Service Charges	22,529	25,533	-11.8%
Merchant Processing Services	6,921	6,631	4.4%
Debit Card Fees	3,752	3,678	2.0%
ATM Processing Fees	2,911	2,917	-0.2%
Trust Fees	1,407	1,257	11.9%
Financial Services Commissions	257	583	-55.9%
Other	7,462	5,712	30.6%
Total Noninterest Income	45,239	46,311	-2.3%

Noninterest Expense:
Salaries and Benefits	44,388	46,849	-5.3%
Occupancy	12,085	11,561	4.5%
Outsourced Data Processing	6,743	6,629	1.7%
Settlements	2,100	23	n/m
Amortization of Identifiable Intangibles	4,505	4,711	-4.4%
Professional Fees	3,489	2,480	40.7%
Equipment	2,915	3,234	-9.9%
Other Real Estate Owned	1,835	653	181.2%
Courier Service	2,535	2,636	-3.8%
Deposit Insurance Assessment	2,700	3,848	-29.8%
Other	13,719	13,011	5.4%
Total Noninterest Expense	97,014	95,635	1.4%

Income Before Income Taxes	90,857	98,785	-8.0%
Income Tax Provision	24,774	27,939	-11.3%
Net Income	$66,083	$70,846	-6.7%

Average Common Shares Outstanding	28,739	29,187	-1.5%
Diluted Common Shares Outstanding	28,879	29,515	-2.2%

Per Common Share Data:
Basic Earnings	$2.30	$2.43	-5.3%
Diluted Earnings	2.29	2.40	-4.6%
Dividends Paid	1.08	1.08	0.0%
CONTACT: Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840